Exhibit 31.2


I, Harve Cathey, certify that:

1.I have reviewed this quarterly report on Form 10-Q of Ennis, Inc.;

2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.Based  on  my  knowledge, the financial statements,  and  other financial information included in this quarterly report, fairly present in all material respects the financial
  condition,  results  of  operations  and  cash  flows  of   the
  registrant as of, and for, the periods presented in this quarterly report;

4.The   registrant's  other  certifying  officers   and   I   are
  responsible   for   establishing  and  maintaining   disclosure
  controls and procedures (as defined in Exchange Act Rules  13a-
  15(e) and 15d-15(e)) for the registrant and we have:

     a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.The   registrant's  other  certifying  officers  and   I   have
  disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) All significant deficiencies in the design or operation of internal controls over which financial reporting is reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial data; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.



/s/ Harve Cathey

Harve Cathey
Chief Financial Officer
June 15, 2005